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                                                                  Exhibit 23(a)





CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the incorporation by reference in Registration Statement No. 333-105133 of TXU Corp. on Form S-8 of our report dated June 24, 2004, appearing in this Annual Report on Form 11-K of the TXU Thrift Plan for the year ended December 31, 2003.


/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
June 25, 2004